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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY



       SUPPLEMENTAL INDENTURE No. 1, dated as of December 10, 2002 ("Supplemental Indenture"), to BASE INDENTURE, dated as of April 27, 2001, between WINGFOOT A/R LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (the "Issuer"), and JPMORGAN CHASE BANK (formerly known as The Chase Manhattan Bank), a New York banking corporation ("JPMorgan Chase"), as trustee (in such capacity, the "Indenture Trustee").


                                  WITNESSETH:


       WHEREAS, the Issuer and the Indenture Trustee are parties to a Base Indenture, dated as of April 27, 2001 (the "Base Indenture");

       WHEREAS, the Issuer desires to amend the Definitions List attached as
Schedule 1 to the Base Indenture;

       WHEREAS, the Issuer has duly authorized the execution and delivery of this Supplemental Indenture;

       WHEREAS, the Indenture Trustee, is willing to enter into this Supplemental Indenture;

       NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Base Indenture be amended and supplemented as follows:

            1. Amendment to Definitions List. The Definitions List is amended by:

            (a) inserting the following new definition in alphabetical order:

                  "Disputed Receivable" means a Receivable that the Collection Agent has determined is the subject of an ordinary course of business dispute.

            (b) inserting ", other than Disputed Receivables," after the words "of its Receivables" in clause (f) of the definition of "Eligible Obligor"; and

            (c) deleting the proviso to the definition of "Outstanding Balance" and inserting the following new proviso in lieu thereof:

            ; provided, however, that, the Outstanding Balance of a Defaulted Receivable, a Delinquent Receivable or a Disputed Receivable shall be zero.



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            2. Representations and Warranties. In order to induce the Indenture
Trustee to agree to this Supplemental Indenture, the Issuer hereby represents and warrants, as follows, for the benefit of the Indenture Trustee and the Investor Noteholders, as of the date hereof:

                  (a) After giving effect to the Consent and Waiver (as defined in the Second Amendment (as defined below)), each representation and warranty of the Issuer set forth in the Base Indenture and in each other Transaction Document to which it is a party, is true and correct as of the date of this Supplemental Indenture as though such representation or warranty were being made on and as of the date hereof and is hereby deemed repeated as though fully set forth herein.

                  (b) The execution, delivery and performance by the Issuer of this Supplemental Indenture (i) is within the Issuer's power and has been duly authorized by all necessary action, (ii) requires no action by or in respect of, or filing with, any governmental body, agency or official which has not been obtained and (iii) does not contravene, or constitute a default under, any Requirement of Law or any agreement or other instrument binding upon it or result in the creation or imposition of any Adverse Claim on any of the Collateral. This Supplemental Indenture has been executed and delivered by a duly authorized officer of the Issuer.

                  (c) This Supplemental Indenture is a legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

            3. Conditions Precedent. This Supplemental Indenture shall become effective and shall be binding on each of the parties hereto upon the satisfaction of each of the following conditions precedent:

                  (a) The consent of the Holders of a Majority in Interest of each Series of Outstanding Investor Notes shall have been given in respect of this Supplemental Indenture and a copy thereof provided to the Indenture Trustee;

                  (b) The Indenture Trustee shall have received a counterpart of this Supplemental Indenture duly executed by the Issuer; and

                  (c) The conditions to the effectiveness of the Second Amendment, dated as of the date hereof (the "Second Amendment"), to the Series 2001-1 Supplement, dated as of April 27, 2001, among the Issuer, the Collection Agent, the several commercial paper conduits listed on Schedule I thereto (the "CP Conduit Purchasers"), the banks party thereto with respect to each CP Conduit Purchaser (the "APA Banks"), the agent banks party thereto with respect to each CP Conduit Purchaser (the "Funding Agents"), JPMorgan Chase, in its capacity as administrative agent for the CP Conduit Purchasers, the APA Banks and the Funding Agents (the "Administrative Agent"), and the Indenture Trustee shall have been satisfied.


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            4. Miscellaneous.


                  (a) The parties may sign any number of copies of this Supplemental Indenture. One signed copy is enough to prove this Supplemental Indenture.

                  (b) This Supplemental Indenture may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

                  (c) The Base Indenture, as amended and supplemented by this Supplemental Indenture No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

                  (d) THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the Indenture Trustee and the Issuer have caused this Supplemental Indenture No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                             WINGFOOT A/R LLC,
                                               as Issuer


                                             By: /s/ DARREN R. WELLS
                                                --------------------------------
                                             Name: DARREN R. WELLS
                                                  ------------------------------
                                             Title: VICE PRESIDENT AND TREASURER


                                             JPMORGAN CHASE BANK,
                                               as Indenture Trustee



                                             By: /s/ KEVIN CROMBIE
                                                 -------------------------------
                                             Name: KEVIN CROMBIE
                                                  ------------------------------
                                             Title: ASSISTANT VICE PRESIDENT